SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                               F O R M   8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                          January 31, 1997


                     GIBRALTAR STEEL CORPORATION
      (Exact name of registrant as specified in its charter)


                            Delaware
           (State or other jurisdiction of incorporation)


             0-22462                      16-1445150
      (Commission File Number) (IRS Employer Identification No.)


      3556 Lake Shore Road, P.O. Box 2028, Buffalo, N.Y.
      (Address of principal executive offices)        14219-0228
                                                     (Zip Code)


      Registrant's telephone number, including area code:
                    (7l6) 826-6500


      ______________________________________________________
      (Former name or former address, if changed since last report.)






                            Page 1 of 69 Pages.
                        Exhibit Index is on Page 4.

       Item 2.   Acquisition and Disposition of Assets.

          On January 31, 1997, the Registrant's wholly-owned subsidiary, Gibraltar Steel Corporation of New York ("Gibraltar"), purchased all of the outstanding capital stock of Southeastern Metals Manufacturing Company, Inc. (SEMCO) from its respective shareholders for an aggregate cash purchase price of approximately $25,000,000. In addition, Gibraltar repaid approximately $15,000,000 of SEMCO's bank indebtedness. The Registrant has guaranteed to such shareholders the performance of the obligations of Gibraltar New York in connection with this acquisition. The purchase price is subject to adjustment based upon the net worth of SEMCO at January 31, 1997. The funding for this transaction was provided by borrowings under the Registrant's existing credit facilities.

          SEMCO provides the construction industry with galvanized steel, aluminum and copper products, including steel framing, metal trims, prefab homes and utility sheds, metal connectors, metal roofing, drywall products, gutters and downspouts, ventilation products and storm panel systems.


       Item 7.  Financial Statements, Pro Forma Financial
       Information and Exhibits.


         (a) Exhibits

          10.1 Purchase Agreement dated as of January 31, 1997 among Gibraltar Steel Corporation of New York, Nadine W. Gramling; Nadine W. Gramling, as Trustee of the Nadine W. Gramling Revocable Trust; D.G. Granger as Trustee of the Donnie L. Gramling, Jr. GRAT; D.G. Granger as Trustee of the Scott Ray Gramling GRAT; D.G. Granger as Trustee of the Tonya Michelle Cogan GRAT; D. G. Granger as Trustee of the Donnie L. Gramling, Jr. GRAT No. 2; D.G. Granger as Trustee of the Scott Ray Gramling GRAT No. 2; D.G. Granger as Trustee of the Tonya Michelle Cogan GRAT No. 2; H. Leon Holbrook, as Trustee of the Donnie L. Gramling, Jr. GRAT No. 3; H. Leon Holbrook, as Trustee of the Donnie L. Gramling, Jr. GRAT No. 4; H. Leon Holbrook as Trustee of the Tonya Michelle Cogan GRAT No. 3; H. Leon Holbrook, as Trustee of the Tonya Michelle Cogan GRAT No. 4; H. Leon Holbrook, as Trustee of the Scott Ray Gramling GRAT No. 3; H. Leon Holbrook, as Trustee of the Scott Ray Gramling GRAT No. 4; Donnie L. Gramling, Sr. and Nadine W. Gramling as Tenants by the Entirety; The Employee Stock Ownership Plan and Trust of Southeastern Metals Manufacturing Company, Inc.; Nadine W. Gramling; DNG (1997) Limited Partnership; and DNG (1997) Limited Partnership.

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
                                SIGNATURES



          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GIBRALTAR STEEL CORPORATION



                                By: /s/ Walter T. Erazmus
                                    Executive Vice President
                                    and Chief Financial Officer





       Dated:  February 13, 1997

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
          Exhibit Index

               10.1  Purchase Agreement dated as of January 31,
                    1997 among Gibraltar Steel Corporation of
                    New York, Nadine W. Gramling; Nadine W.
                    Gramling, as Trustee of the Nadine W.
                    Gramling Revocable Trust; D.G. Granger as
                    Trustee of the Donnie L. Gramling, Jr. GRAT;
                    D.G. Granger as Trustee of the Scott Ray
                    Gramling GRAT; D.G. Granger as Trustee of the Tonya Michelle Cogan GRAT; D. G. Granger as Trustee of the Donnie L. Gramling, Jr. GRAT No. 2; D.G. Granger as Trustee of the Scott Ray Gramling GRAT No. 2; D.G. Granger as Trustee of the Tonya Michelle Cogan GRAT No. 2; H. Leon Holbrook, as Trustee of the Donnie L. Gramling, Jr. GRAT No. 3; H. Leon Holbrook, as Trustee of the Donnie L. Gramling, Jr. GRAT No. 4; H. Leon Holbrook as Trustee of the Tonya Michelle Cogan GRAT No. 3; H. Leon Holbrook, as Trustee of the Tonya Michelle Cogan GRAT No. 4; H. Leon Holbrook, as Trustee of the Scott Ray Gramling GRAT No. 3; H. Leon Holbrook, as Trustee of the Scott Ray Gramling GRAT No. 4; Donnie L. Gramling, Sr. and Nadine W. Gramling as Tenants by the Entirety; The Employee Stock Ownership Plan and Trust of Southeastern Metals Manufacturing Company, Inc.; Nadine W. Gramling; DNG (1997) Limited Partnership; and DNG (1997) Limited Partnership.

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